UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2
TO
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 31, 2003

Date of report (Date of earliest event reported)

KNBT Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 512 and Highland Avenue, Bethlehem, Pennsylvania		18017
(Address of principal executive offices)		(Zip Code)

(610) 861-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

Pursuant to the requirements of Item 7(a)(4) and Item 7(b)(2) of Form 8-K, KNBT Bancorp, Inc. (“KNBT”) hereby files this Amendment No. 2 to its Current Report on Form 8-K initially filed with the Commission on November 3, 2003 with the financial information required by Item 7.

(a)           Financial Statements of Business Acquired.

The following audited financial statements of First Colonial Group, Inc. (“First Colonial”) are incorporated by reference to KNBT’s registration statement on Form S-1 filed with the Securities and Exchange Commission on June 6, 2003, as amended (SEC File No. 333-105899):

Report of Independent Certified Public Accountants

Consolidated Balance Sheets as of March 31, 2003 (unaudited) and December 31, 2002 and 2001

Consolidated Statements of Income (For the three months ended March 31, 2003 and 2002 (unaudited) and the years ended December 2002, 2001 and 2000)

Consolidated Statement of Changes in Shareholder’s Equity (For the three months ended March 31, 2003 (unaudited) and the years ended December 2002, 2001, and 2000)

Consolidated Statements of Cash Flows (For the three months ended March 31, 2003 and 2002 (unaudited) and the years ended December 31 2002, 2001 and 2000)

Notes to Consolidated Financial Statements

The following unaudited, consolidated interim financial statements of First Colonial are incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed by First Colonial with the Securities and Exchange Commission (SEC File No. 0-11526):

Consolidated Balance Sheet at June 30, 2003 (unaudited) and December 31, 2002

Consolidated Statements of Income (unaudited) for the Three and Six Months Ended June 30, 2003 and 2002

Consolidated Statement of Changes in Shareholders’ Equity (unaudited) for the Six Months Ended June 30, 2003

Consolidated Statement of Cash Flows (unaudited) for the Six Months Ended June 30, 2003 and 2002

Notes to Consolidated Financial Statements

(b)           Pro Forma Financial Information.

Pro forma financial information required by this Item 7(b) is located on pages 4-15 of this Form 8K/A.

(c)           Exhibits.

Exhibit Number	Description

2.1	Plan of Conversion of Keystone Savings Bank. *

2.2	Agreement and Plan of Merger between Keystone Savings Bank and First Colonial Group, Inc., dated as of March 5, 2003. *

99.1	Press Release dated October 31, 2003.**

*                      This exhibit is incorporated by reference to KNBT’s registration statement on Form S-1, filed on June 6, 2003, as amended (SEC File No. 333-105899).

**               This exhibit is incorporated by reference from KNBT’s Form 8-K, filed on November 3, 2003 (SEC File No. 0-50426).

PRO FORMA UNAUDITED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated balance sheets combine the consolidated historical balance sheets of KNBT and First Colonial, assuming the merger of First Colonial with and into KNBT (the “Merger”) was consummated as of September 30, 2003, and December 31, 2002 and 2001, respectively, on a purchase accounting basis, and the following unaudited pro forma combined condensed consolidated income statements present the combined consolidated income statements of KNBT and First Colonial assuming the Merger was consummated as of the beginning of the indicated periods.  Certain insignificant reclassifications have been reflected in the pro forma information to conform statement presentations.

As previously reported, the Merger was consummated on October 31, 2003 concurrently with KNBT’s completion of a mutual-to-stock conversion (“Conversion”) of Keystone Savings Bank (“Keystone”), the sale of KNBT=s common stock (“KNBT Common Stock”) in an initial public offering and the contribution of KNBT Common Stock to the Keystone Nazareth Charitable Foundation, a charitable trust established by KNBT and Keystone.  Accordingly, the pro forma unaudited financial information reflects the aforementioned transactions.

Certain subjective estimates have been utilized in determining the pro forma adjustments applied to the historical results of operations of KNBT and Keystone.  Accordingly, the pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at December 31, 2002 or 2001, September 30, 2003 or at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

The pro forma information should be read in conjunction with the historical consolidated financial statements of KNBT and First Colonial, including the related notes.  Reference is made in this regard to the Form S-1 filed by KNBT on June 6, 2003, the Form 10-Q filed by First Colonial for the quarter ended June 30, 2003 and the Form 10-Q filed by KNBT for the quarter ended September 30, 2003.

KNBT Bancorp, Inc.

Condensed Combined Proforma Balance Sheet

September 30, 2003

	Keystone Savings Bank Actual 9/30/2003	Pro Forma Conversion Adjustments		Keystone As Converted	First Colonial 9/30/2003	Pro Forma Merger Adjustments		Proforma Consolidated
ASSETS
Cash and due from banks	$13,326			$13,326	$24,084	$—		$37,410
Interest bearing deposits	364,619	(132,457	)(1)	232,162	26,092	(5,750	)(5)	247,132
						(5,372	)(5)
Federal funds sold	—			—	—			—
Total cash and cash equivalents	377,945	(132,457)		245,488	50,176	(11,122)		284,542
Total mortgage-backed securities	—			—				—
Total investment securities - Available for Sale	337,980			337,980	267,327	—		605,307
Total investment securities - Held to Maturity	—			—	54,974	76	(5)	55,050
Mortgage Held for Sale	10,617			10,617	707	—		11,324
Federal Home Loan Bank Stock, at cost	8,889			8,889	—	—		8,889
Loans receivable, net	572,847			572,847	274,114	—		846,961
Bank Owned Life Insurance	27,374			27,374	—	—		27,374
Accrued interest receivable	4,826			4,826	3,047	—		7,873
Premises and equipment, net	17,700			17,700	7,533	—		25,233
Other assets	9,867	5,980	(2)	15,847	8,005			23,852

Other Intangible Assets - Core Deposit Intangible	—			—	—	18,277	(5)	18,277
Goodwill	—			—	—	34,198	(5)	34,198
Total assets	$1,368,045	$(126,477)		$1,241,568	$665,883	$41,429		$1,948,880

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$819,347			$819,347	$522,212	$—		$1,341,559
Securities sold under agreements to repurchase	11,034			11,034	17,541	—		28,575
Borrowings	106,000			106,000	65,757	—		171,757
Advanced Payments by Borrowers for Taxes and Insurance	993			993	—	—		993
Accrued interest payable	781			781	2,911	—		3,692
Stock subscription escrow	304,477	(304,477)		—				—
Other liabilities	7,360			7,360	2,082	50	(5)	9,492
Guaranteed Preferred Benefical Interest in the Company’s Subordinated Debt	—			—	15,000	—		15,000
Total liabilities	1,249,992	(304,477)		945,515	625,503	50		1,571,068

Stockholders’ equity
Preferred Stock, par value $5.00; authorized 500,000 shares, none issued	—			—	—	—		—
Common stock, par value $5.00; authorized 10,000,000 shares, 2,288,361 issued	—			—	11,442	(11,442	)(4)	—
Common stock, par value $.01; authorized 100,000,000 shares, 30,363,138 issued proforma	—	202	(1)	218	—	85	(4)	303
		16	(3)
Additional paid-in capital	—	196,060	(1)	212,205	21,850	4,541	(4)	301,330
		16,145	(3)			(21,850	)(4)
						84,585	(4)

Accumulated other comprehensive income, net	4,396	—		4,396	(2,105)	26	(5)	2,317
Retained earnings	113,657	(10,181	)(3)	103,476	10,286	(10,286	)(4)	98,104
						(5,372	)(6)
Common stock to be acquired by management recognition plan, 808,000 shares	—	(8,080	)(1)	(8,080)	—			(8,080)
Employee Stock Ownership Debt - First Colonial	—			—	(1,093)	1,093	(4)	—
Employee Stock Ownership Debt - Keystone, 1,616,095 shares	—	(16,161	)(1)	(16,161)	—			(16,161)
						—
						—
Total stockholders’ equity	118,053	178,000		296,053	40,380	41,379		377,812

	$1,368,045	$(126,477)		$1,241,568	$665,883	$41,429		$1,948,880

(1)                                  Reflects:

(in thousands)
Sale of KNBT Bancorp common stock in the conversion:
Gross proceeds	$202,012
Costs of offering	(5,750)
196,262
Purchase of common stock by KNBT Bancorp Employee Stock Ownership Plan with a loan by KNBT Bancorp	(16,161)
Purchase of common stock by KNBT Bancorp stock recognition and retention plan, funded internally by KNBT Bancorp	(8,080)
$172,021

Also reflects the refund of $132.5 million of gross proceeds previously escrowed that were in excess of the value of the common stock issued in the conversion.

(2)                                  Adjustment to record the federal tax benefit of the contribution of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share to the Keystone Nazareth Charitable Foundation.  The related tax benefit of such contribution was calculated based upon a 37% effective rate or $6.0 million.

(3)                                  Reflects the issuance of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share or $16.2 million as a contribution to the Keystone Nazareth Charitable Foundation.

(4)                                  Reflects the merger with First Colonial as follows:

	Common Stock	Additional paid-in capital
	(in thousands)
Issuance of 8,287,486 shares of KNBT Bancorp common stock, par value $.01 per share, to acquire First Colonial	$85	$84,585
Cancellation of First Colonial additional paid-in capital	—	(21,850)
Exchange of First Colonial stock options for KNBT Bancorp stock options	—	4,541
	$85	$67,276

Also reflects the reclassifications necessary for the exchange of each share of previously outstanding First Colonial common stock for 3.7 shares of KNBT Bancorp common stock, par value $0.01 per share.  Also reflects $1.1 million associated with the termination of First Colonial’s employee stock ownership plan.

(5)                                  Reflects purchase accounting adjustments related to merger related expenses of $5.8 million, fair market adjustment of First Colonial investment securities held to maturity, estimated core deposit intangible of $18.3 million to be amortized over an estimated 10 years, estimated goodwill of $34.2 million which is not subject to amortization but instead is subject to annual impairment testing.  Mortgages held for sale are carried at cost, which approximates fair value.

(6)                                  Adjustment to record the effects of estimated one-time charges of approximately $5.1 million, $3.6 million net of tax effect, which will be charged to earnings as incurred.  Since the estimated charges are non-recurring, they have not been reflected in the pro forma consolidated income statements and related per share calculations.  The charges are expected to be incurred shortly following the conversion and the merger.

The estimated non-recurring charges (in thousands) consist of the following:

Merger related professional fees	$1,281	*
Employee severance and contract costs	3,462
Data processing, marketing and occupancy costs	3,032
	7,775
Tax benefit	2,403
Total estimated non-recurring charges	$5,372

*                      Amount not tax effected as it is not deductible for federal and state income tax purposes.

KNBT Bancorp, Inc.

Condensed Combined Proforma Balance Sheet

Decemebr 31, 2002

	Keystone Savings Bank Actual 12/31/2002	Pro Forma Conversion Adjustments		Keystone As Converted	First Colonial 12/31/2002	Pro Forma Merger Adjustments		Proforma Consolidated
ASSETS
Cash and due from banks	$33,535			$33,535	$22,741	$—		$56,276
Interest bearing deposits	52,758	172,020	(1)	224,778	5,002	(5,750	)(5)	218,658
						(5,372	)(5)
Federal funds sold	—			—	—			—
Total cash and cash equivalents	86,293	172,020		258,313	27,743	(11,122)		274,934
Total mortgage-backed securities	—			—				—
Total investment securities - Available for Sale	294,150			294,150	283,481	—		577,631
Total investment securities - Held to Maturity	—			—	30,297	494	(5)	30,791
Mortgage Held for Sale	—			—	1,263	—		1,263
Federal Home Loan Bank Stock, at cost	8,011			8,011	—	—		8,011
Loans receivable, net	579,322			579,322	252,760	—		832,082
Bank Owned Life Insurance	26,334			26,334	—	—		26,334
Accrued interest receivable	4,964			4,964	3,142	—		8,106
Premises and equipment, net	12,178			12,178	6,375	—		18,553
Other assets	4,654	5,980	(2)	10,634	6,531			17,165

Other Intangible Assets - Core Deposit Intangible	—			—	—	16,548	(5)	16,548
Goodwill	—			—	—	35,277	(5)	35,277

						—
Total assets	$1,015,906	$178,000		$1,193,906	$611,592	$41,197		$1,846,695

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$780,729			$780,729	$472,798	$—		$1,253,527
Securities sold under agreements to repurchase	—			—	8,801	—		8,801
Borrowings	113,500			113,500	67,921	—		181,421
Advanced Payments by Borrowers for Taxes and Insurance	2,283			2,283	—	—		2,283
Accrued interest payable	711			711	3,129	—		3,840
Other liabilities	7,634			7,634	3,629	148	(5)	11,411
Guaranteed Preferred Benefical Interest in the Company’s Subordinated Debt	—			—	15,000	—		15,000
Total liabilities	904,857	—		904,857	571,278	148		1,476,283

Stockholders’ equity
Preferred Stock, par value $5.00; authorized 500,000 shares, none issued	—			—	—	—		—
Common stock, par value $5.00; authorized 10,000,000 shares, 2,217,971 issued	—			—	11,090	(11,090	)(4)	—
Common stock, par value $.01; authorized 100,000,000 shares, 28,097,193 issued proforma	—	202	(1)	218	—	82	(4)	300
		16	(3)
Additional paid-in capital	—	196,060	(1)	212,205	20,786	3,003	(4)	297,190
		16,145	(3)			(20,786	)(4)
						81,983	(4)
							(4)
Accumulated other comprehensive income, net	4,723			4,723	1,321	346	(5)	6,390
Retained earnings	106,326	(10,181	)(3)	96,145	8,430	(8,430	)(4)	90,773
						(5,372	)(6)
Deferred Compensation	—	—		—	(220)	220	(4)	—
Common stock to be acquired by management recognition plan, 800,000 shares	—	(8,080	)(1)	(8,080)	—			(8,080)
Employee Stock Ownership Debt - First Colonial	—			—	(1,093)	1,093	(4)	—
Employee Stock Ownership Debt - Keystone, 1,600,000 shares	—	(16,161	)(1)	(16,161)	—			(16,161)
						—
						—
Total stockholders’ equity	111,049	178,000		289,049	40,314	41,049		370,412

	$1,015,906	$178,000		$1,193,906	$611,592	$41,197		$1,846,695

(1)                                  Reflects:

(in thousands)
Sale of KNBT Bancorp common stock in the conversion:
Gross proceeds	$202,012
Costs of offering	(5,750)
196,262
Purchase of common stock by KNBT Bancorp Employee Stock Ownership Plan with a loan by KNBT Bancorp	(16,161)
Purchase of common stock by KNBT Bancorp stock recognition and retention plan, funded internally by KNBT Bancorp	(8,080)
$172,021

(2)                                  Adjustment to record the federal tax benefit of the contribution of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share to the Keystone Nazareth Charitable Foundation.  The related tax benefit of such contribution was calculated based upon a 37% effective rate or $6.0 million.

(3)                                  Reflects the issuance of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share or $16.2 million as a contribution to the Keystone Nazareth Charitable Foundation.

(4)                                  Reflects the merger with First Colonial as follows:

	Common Stock	Additional paid-in capital
	(in thousands)
Issuance of 8,287,486 shares of KNBT Bancorp common stock, par value $.01 per share, to acquire First Colonial	$82	$81,983
Cancellation of First Colonial additional paid-in capital	—	(20,786)
Exchange of First Colonial stock options for KNBT Bancorp stock options	—	3,003
	$82	$64,190

Also reflects the reclassifications necessary for the exchange of each share of previously outstanding First Colonial common stock for 3.7 shares of KNBT Bancorp common stock, par value $0.01 per share.  Also reflects $1.1 million associated with the termination of First Colonial’s employee stock ownership plan.

(5)                                  Reflects purchase accounting adjustments related to merger related expenses of $5.8 million, fair market adjustment of First Colonial investment securities held to maturity, estimated core deposit intangible of $16.5 million to be amortized over an estimated 10 years, estimated goodwill of $35.3 million which is not subject to amortization but instead is subject to annual impairment testing.  Mortgages held for sale are carried at cost, which approximates fair value.

(6)                                  Adjustment to record the effects of estimated one-time charges of approximately $5.1 million, $3.6 million net of tax effect, which will be charged to earnings as incurred.  Since the estimated charges are non-recurring, they have not been reflected in the pro forma consolidated income statements and related per share calculations.  The charges are expected to be incurred shortly following the conversion and the merger.

The estimated non-recurring charges (in thousands) consist of the following:

Merger related professional fees	$1,281	*
Employee severance and contract costs	3,462
Data processing, marketing and occupancy costs	3,032
	7,775
Tax benefit	2,403
Total estimated non-recurring charges	$5,372

*                      Amount not tax effected as it is not deductible for federal and state income tax purposes.

KNBT Bancorp, Inc.

Condensed Combined Proforma Balance Sheet

Decemebr 31, 2001

	Keystone Savings Bank Actual 12/31/2001	Pro Forma Conversion Adjustments		Keystone As Converted	First Colonial 12/31/2001	Pro Forma Merger Adjustments		Proforma Consolidated
ASSETS
Cash and due from banks	$16,100			$16,100	$17,270	$—		$33,370
Interest bearing deposits	35,744	172,020	(1)	207,764	919	(5,750	)(5)	197,561
						(5,372	)(5)

Federal funds sold	—			—	—			—
Total cash and cash equivalents	51,844	172,020		223,864	18,189	(11,122)		230,931
Total mortgage-backed securities	76,153			76,153				76,153
Total investment securities - Available for Sale	80,632			80,632	204,307	—		284,939
Total investment securities - Held to Maturity	—			—		156	(5)	156
Mortgage Held for Sale	—			—	3,808	—		3,808
Federal Home Loan Bank Stock, at cost	6,099			6,099	—	—		6,099
Loans receivable, net	668,046			668,046	223,493	—		891,539
Bank Owned Life Insurance	20,899			20,899		—		20,899
Accrued interest receivable	4,599			4,599	2,888	—		7,487
Premises and equipment, net	12,118			12,118	6,562	—		18,680
Other assets	1,655	5,980	(2)	7,635	5,897			13,532

Other Intangible Assets - Core Deposit Intangible	—			—		13,296	(5)	13,296
Goodwill	—			—		35,257	(5)	35,257

						—
Total assets	$922,045	$178,000		$1,100,045	$465,144	$37,587		$1,602,776

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$772,226			$772,226	$379,886	$—		$1,152,112
Securities sold under agreements to repurchase	5,752			5,752	8,380	—		14,132
Borrowings	40,500			40,500	34,804	—		75,304
Advanced Payments by Borrowers for Taxes and Insurance	2,276			2,276		—		2,276
Accrued interest payable	639			639	3,949	—		4,588
Other liabilities	4,864			4,864	2,799	104	(5)	7,767
Guaranteed Preferred Benefical Interest in the Company’s Subordinated Debt				—		—		—
Total liabilities	826,257	—		826,257	429,818	104		1,256,179

Stockholders’ equity
Preferred Stock, par value $5.00; authorized 500,000 shares, none issued	—			—		—		—
Common stock, par value $5.00; authorized 10,000,000 shares, 2,239,861 issued	—			—	10,370	(10,370	)(4)	—
Common stock, par value $.01; authorized 100,000,000 shares, 28,097,193 issued proforma	—	202	(1)	218		77	(4)	295
		16	(3)
Additional paid-in capital		196,060	(1)	212,205	18,304	1,597		290,898
		16,145	(3)			(18,304	)(4)
						77,097	(4)
							(4)
Accumulated other comprehensive income, net	1,472			1,472	(695)	105	(5)	882
Retained earnings	94,316	(10,181	)(3)	84,135	8,581	(8,581	)(4)	78,763
						5,372	(6)
Deferred Compensation	—	—		—				—
Common stock to be acquired by management recognition plan, 800,000 shares	—	(8,080	)(1)	(8,080)				(8,080)
Employee Stock Ownership Debt - First Colonial	—			—	(1,234)	1,234	(4)	—
Employee Stock Ownership Debt - Keystone, 1,600,000 shares	—	(16,161	)(1)	(16,161)				(16,161)
						—
						—
Total stockholders’ equity	95,788	178,000		273,788	35,326	37,483		346,597

	$922,045	$178,000		$1,100,045	$465,144	$37,587		$1,602,776

(1)                                  Reflects:

(in thousands)
Sale of KNBT Bancorp common stock in the conversion:
Gross proceeds	$202,012
Costs of offering	(5,750)
196,262
Purchase of common stock by KNBT Bancorp Employee Stock Ownership Plan with a loan by KNBT Bancorp	(16,161)
Purchase of common stock by KNBT Bancorp stock recognition and retention plan, funded internally by KNBT Bancorp	(8,080)
$172,021

(2)                                  Adjustment to record the federal tax benefit of the contribution of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share to the Keystone Nazareth Charitable Foundation.  The related tax benefit of such contribution was calculated based upon a 37% effective rate or $6.0 million.

(3)                                  Reflects the issuance of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share or $16.2 million as a contribution to the Keystone Nazareth Charitable Foundation.

(4)                                  Reflects the merger with First Colonial as follows:

	Common Stock	Additional paid-in capital
	(in thousands)
Issuance of 8,287,486 shares of KNBT Bancorp common stock, par value $.01 per share, toacquire First Colonial	$77	$77,097
Cancellation of First Colonial additional paid-in capital	—	(18,304)
Exchange of First Colonial stock options for KNBT Bancorp stock options	—	1,597
	$77	$60,390

Also reflects the reclassifications necessary for the exchange of each share of previously outstanding First Colonial common stock for 3.7 shares of KNBT Bancorp common stock, par value $0.01 per share.  Also reflects $1.1 million associated with the termination of First Colonial’s employee stock ownership plan.

(5)                                  Reflects purchase accounting adjustments related to merger related expenses of $5.8 million, fair market adjustment of First Colonial investment securities held to maturity, estimated core deposit intangible of $13.3 million to be amortized over an estimated 10 years, estimated goodwill of $35.3 million which is not subject to amortization but instead is subject to annual impairment testing.  Mortgages held for sale are carried at cost, which approximates fair value.

(6)                                  Adjustment to record the effects of estimated one-time charges of approximately $5.1 million, $3.6 million net of tax effect, which will be charged to earnings as incurred.  Since the estimated charges are non-recurring, they have not been reflected in the pro forma consolidated income statements and related per share calculations.  The charges are expected to be incurred shortly following the conversion and the merger.

The estimated non-recurring charges (in thousands) consist of the following:

Merger related professional fees	$1,281	*
Employee severance and contract costs	3,462
Data processing, marketing and occupancy costs	3,032
	7,775
Tax benefit	2,403
Total estimated non-recurring charges	$5,372

*                      Amount not tax effected as it is not deductible for federal and state income tax purposes.

KNBT Bancorp, Inc.

Condensed Combined Proforma Income Statement

	Keystone 9/30/2003	First Colonial 9/30/2003	Adjustments		Proforma Consolidated 9/30/2003
Interest Income
Loans, including fees	$29,404	$12,502	$—		$41,906
Investment securities	—	—	—		—
Taxable	9,519	7,712			17,231
Tax-Exempt	1,827	1,848			3,675
Other	160	95	—		255
Total interest income	40,910	22,157	—		63,067

Interest Expense
Deposits	11,424	6,006	—		17,430
FHLB borrowings	3,439	2,235	—		5,674
Trust preferred securities	—	532	—
Other	88	84	—		172
Total interest expense	14,951	8,857	—		23,808

Net Interest Income	25,959	13,300	—		39,259
Provision for loan losses	856	925	—		1,781

Net Interest Income after Provision for Loan Losses	25,103	12,375	—		37,478

Non-Interest Income
Service fees	5,068	1,867	—		6,935
Trust revenue	—	947	—
Net gains on sales of investment securities	2	1,638	—		1,640
Bank owned life insurance	1,041	—	—		1,041
Net gains on sales of mortgages	513	964	—		1,477
Other income	(23)	560	—		537
Total non-interest income	6,601	5,976	—		12,577

Non-Interest Expense
Salaries and employee benefits	11,791	6,815	—		18,606
			—
Net occupancy expense	2,615	1,898	—		4,513
Data processing expense	1,434	676	—		2,110
Advertising	593	424	—		1,017
Impairment of mortgage servicing rights	—	875	—		875
Amortization of intangables	—	—	1,371	(4)	1,371
Other	5,473	3,927	—		9,400
Total non-interest expense	21,906	14,615	1,371		37,892
Income before provision for taxes	9,798	3,736	(1,371)		12,163
Provision for income taxes	2,467	626	—		3,093
Net income	$7,331	$3,110	$(1,371)		$9,070
Net income per share:
Basic	nm	1.41			0.30
Diluted	nm	1.33			0.29

Shares Out - Basic	nm	2,205,865	(2,205,865	)(1)	29,978,984
			29,978,984	(2)
Shares Out - Diluted	nm	2,346,585	(2,346,585	)(1)	30,499,648
			30,499,648

	Keystone 12/31/2002	First Colonial 12/31/2002	Adjustments		Proforma Consolidated 12/31/2002
Interest Income
Loans, including fees	$44,188	$17,452	$—		$61,640
Investment securities	—	—			—
Taxable	13,459	9,847	—		23,306
Tax-Exempt	1,611	2,074	—		3,685
Other	221	157	—		378
Total interest income	59,479	29,530	—		89,009

Interest Expense
Deposits	23,252	9,723	—		32,975
FHLB borrowings	3,162	2,082	—		5,244
Trust preferred securities	—	416	—		416
Other	2	189	—		191
Total interest expense	26,416	12,410	—		38,826

Net Interest Income	33,063	17,120	—		50,183
Provision for loan losses	111	1,541	—		1,652

Net Interest Income after Provision for Loan Losses	32,952	15,579	—		48,531

Non-Interest Income
Service fees	5,404	2,586	—		7,990
Trust revenue	—	1,197	—		1,197
Net gains on sales of investment securities	1,202	1,253	—		2,455
Bank owned life insurance	1,435	—	—		1,435
Net gains on sales of mortgages	900	1,122	—		2,022
Other income	(127)	749	—		622
Total non-interest income	8,814	6,907	—		15,721

Non-Interest Expense
Salaries and employee benefits	13,217	9,055	—		22,272
			—
			—
Net occupancy expense	2,686	2,463	—		5,149
Data processing expense	1,712	767	—		2,479
Advertising	840	479	—		1,319
Impairment of mortgage servicing rights	—	—	—		—
Amortization of intangables	—	—	1,655	(4)	1,655
Other	6,113	4,847	—		10,960
Total non-interest expense	24,568	17,611	1,655		43,834
Income before provision for taxes	17,198	4,875	(1,655)		20,418
Provision for income taxes	5,188	877	—		6,065
Net income	$12,010	$3,998	$(1,655)		$14,353
Net income per share:
Basic	nm	1.85			0.48
Diluted	nm	1.82			0.48

Shares Out - Basic	nm	2,169,410	(2,169,410	)(1)	29,844,100
			29,844,100	(2)
Shares Out - Diluted	nm	2,216,049	(2,216,049	)(1)	30,016,664
			30,016,664	(2)

	Keystone 12/31/2001	First Colonial 12/31/2001	Adjustments		Proforma Consolidated 12/31/2001
Interest Income
Loans, including fees	$50,946	$18,595	$—		$69,541
Investment securities					—
Taxable	7,956	9,516	—		17,472
Tax-Exempt	1,202	1,756	—		2,958
Other	389	168	—		557
Total interest income	60,493	30,035	—		90,528

Interest Expense
Deposits	32,256	11,521	—		43,777
FHLB borrowings	1,806	2,082	—		3,888
Trust preferred securities	—		—		—
Other	2	366	—		368
Total interest expense	34,064	13,969	—		48,033

Net Interest Income	26,429	16,066	—		42,495
Provision for loan losses	391	580	—		971

Net Interest Income after Provision for Loan Losses	26,038	15,486	—		41,524

Non-Interest Income
Service fees	3,981	3,042	—		7,023
Trust revenue	—	1,286	—		1,286
Net gains on sales of investment securities	35	929	—		964
Bank owned life insurance	899		—		899
Net gains on sales of mortgages	108	346	—		454
Other income	(10)	4	—		(6)
Total non-interest income	5,013	5,607	—		10,620

Non-Interest Expense
Salaries and employee benefits	10,414	8,224	—		18,638
			—
			—
Net occupancy expense	1,194	2,527	—		3,721
Data processing expense	1,603	739	—		2,342
Advertising	728	463	—		1,191
Impairment of mortgage servicing rights	—		—		—
Amortization of intangables	—		1,330	(4)	1,330
Other	5,674	4,775	—		10,449
Total non-interest expense	19,613	16,728	1,330		37,671
Income before provision for taxes	11,438	4,365	(1,330)		14,473
Provision for income taxes	3,326	808	—		4,134
Net income	$7,517	$3,557	$(1,330)		$10,339
Net income per share:
Basic	nm	1.69			0.35
Diluted	nm	1.68			0.35

Shares Out - Basic	nm	2,109,821	(2,109,821	)(1)	29,623,621
			29,623,621	(2)
Shares Out - Diluted	nm	2,115,510	(2,115,510	)(1)	29,644,670
			29,644,670	(2)

	Keystone 12/31/2000	First Colonial 12/31/2000	Adjustments		Proforma Consolidated 12/31/2000
Interest Income
Loans, including fees	$49,025	$18,115	$—		$67,140
Investment securities					—
Taxable	7,584	9,440	—		17,024
Tax-Exempt	596	1,567	—		2,163
Other	398	164	—		562
Total interest income	57,603	29,286	—		86,889

Interest Expense
Deposits	29,663	11,414	—		41,077
FHLB borrowings	1,464	2,200	—		3,664
Trust preferred securities	—		—		—
Other	14	332	—		346
Total interest expense	31,141	13,946	—		45,087

Net Interest Income	26,462	15,340	—		41,802
Provision for loan losses	442	375	—		817

Net Interest Income after Provision for Loan Losses	26,020	14,965	—		40,985

Non-Interest Income
Service fees	3,158	2,750	—		5,908
Trust revenue	—	1,245	—		1,245
Net gains on sales of investment securities	82	174	—		256
Bank owned life insurance	—		—		—
Net gains on sales of mortgages	(23)	58	—		35
Other income	(3)	95	—		92
Total non-interest income	3,214	4,322	—		7,536

Non-Interest Expense
Salaries and employee benefits	10,591	7,437	—		18,028
			—
			—
Net occupancy expense	914	2,392	—		3,306
Data processing expense	1,366	813	—		2,179
Advertising	500	545	—		1,045
Impairment of mortgage servicing rights	—	—	—		—
Amortization of intangables	—	—	1,828	(4)	1,828
Other	4,628	5,758	—		10,386
Total non-interest expense	17,999	16,945	1,828		36,772
Income before provision for taxes	11,235	2,342	(1,828)		11,749
Provision for income taxes	3,718	270	—		3,988
Net income	$7,517	$2,072	$(1,828)		$7,761
Net income per share:
Basic	nm	0.99			0.26
Diluted	nm	0.99			0.26

Shares Out - Basic	nm	2,094,421	(2,094,421	)(1)	29,566,641
			29,566,641	(2)
Shares Out - Diluted	nm	2,096,759	(2,096,759	)(1)	29,575,291
			29,575,291	(2)

(1)                                  First Colonial historical weighted average number of shares outstanding as adjusted for the 3.7:1 merger exchange ratio used in the calculation of earnings per share are as follows:

Period	Historical First Colonial Weighted Average Shares Outstanding - Basic EPS	Historical First Colonial Weighted Average Shares Outstanding - Diluted Earnings Per Share	Adjusted First Colonial Weighted Average Shares Outstanding - Basic Earnings Per Share	Adjusted First Colonial Weighted Average Shares Outstanding - Diluted EPS
Nine months ended September 30, 2003	2,205,865	2,346,585	8,161,701	8,682,365
Year ended December 31, 2002	2,169,410	2,216,049	8,026,817	8,199,381
Year ended December 31, 2001	2,109,821	2,115,510	7,806,338	7,827,387
Year ended December 31, 2000	2,094,421	2,096,759	7,749,358	7,758,008

(2)                                  The weighted average number of shares outstanding used to calculate pro forma consolidated earnings per share are as follows:

Period	Pro Forma Weighted Average Shares Outstanding - Basic Earnings Per Share	Pro Forma Weighted Average Shares Outstanding - Diluted Earnings Per Share
Nine months ended September 30, 2003	29,978,984	30,499,648
Year ended December 31, 2002	29,844,100	30,016,664
Year ended December 31, 2001	29,623,621	29,644,670
Year ended December 31, 2000	29,566,641	29,575,291

The number of shares in this table has been computed by increasing the weighted average number of shares of First Colonial common stock outstanding, adjusted for the 3.7:1 merger exchange ratio, as shown in footnote (1) above, by 20,201,188 shares of KNBT Bancorp common stock issued in the conversion and 1,616,095 shares of KNBT Bancorp common stock issued to the Keystone Nazareth Charitable Foundation.

(3)                                  Adjustments to record estimated interest income to be earned on the net proceeds of the offering and KNBT Bancorp’s contribution to the Keystone Nazareth Charitable Foundation will be recorded as incurred.  In accordance with Article 11 of Regulation S-X, such adjustments are not reflected in the Pro Forma Income Statements and related per share calculations.  The estimated interest income assuming the net proceeds of $111.0 million from the conversion offering are invested at an average yield of 1.19%, 1.32%, 1.32% and 1.32% for the nine months ended September 30, 2003 and the year ended December 31, 2002, 2001 and 2000, respectively, would be approximately $1.2 million, $2.3 million, $2.3 million and $1.7 million, respectively.  The yield utilized approximates the yield on a one-year U.S. Treasury Bill adjusted to a constant maturity (“CMT”) on September 30, 2003 and December 31, 2002, 2001 and 2000, respectively; contribution of 1,616,095 shares of KNBT Bancorp common stock valued at $10.00 per share or $16.2 million as a contribution to the Keystone Nazareth Charitable Foundation and the related tax benefit of such contribution at 37% or $6.0 million.

(4)                                  Amortization of core deposit intangible over an estimated 8 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.

Date: January 14, 2004	By:	/s/ Eugene T. Sobol
Eugene T. Sobol
Senior Executive Vice President and Chief Financial Officer